PRE-AMALGAMATION AMENDMENT AGREEMENT

AMONG:

              DONOHUE, INC., a corporation amalgamated under the laws of Quebec,

              ("Donohue")

              -and-

              TRIBUNE COMPANY, a company incorporated under the laws of Delaware,

              ("Tribune")

              -and-

              QUNO CORPORATION, a corporation amalgamated under the laws of Quebec,

              (the "Corporation")


WHEREAS:

A. Donohue, Tribune and the Corporation entered into a pre-amalgamation agreement (the "Pre-Amalgamation Agreement") on December 22, 1995; and

B. the parties to the Pre-Amalgamation Agreement wish to amend such agreement on the terms and conditions set forth herein;

              NOW THEREFORE in consideration of the mutual covenants set out in this agreement and other good and valuable consideration, the receipt and sufficiency of which is acknowledged, Donohue, Tribune and the Corporation agree as follows:

1. The reference to "December 28, 1995" on the ninth line of Section 4G2 of the Pre- Amalgamation Agreement is changed to "January 3, 1996".

2.            The  reference to  "December  29, 1995" on the twelfth line of
Section 4G2 of the Pre- Amalgamation Agreement is changed to "January 4, 1996".





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                                       -2-

3. The reference to "December 29, 1995" on the fourth line of paragraph (i) of Schedule E to the Pre-Amalgamation Agreement is changed to "January 4, 1996".

4. The reference to "December 29, 1995" on the fourth line of paragraph (j) of Schedule F to the Pre-Amalgamation Agreement is changed to "January 4, 1996".

5. In all other respects, the Pre-Amalgamation Agreement remains in full force and effect, unamended.

              IN WITNESS WHEREOF the parties have signed this agreement on the date set out beside their respective name.

                                                    DONOHUE, INC.

Date:  December 28, 1995                            By:/s/Michel Gagnon
                                                       ----------------

                                                    By:


Date:  December 28, 1995                            TRIBUNE COMPANY

                                                    By:/s/R. Mark Mallory
                                                       ------------------

                                                    By:


Date:  December 28, 1995                            QUNO CORPORATION

                                                    By:/s/David McCamus
                                                       ----------------

                                                    By: